AEGION®

Stronger. Safer. Infrastructure.®

2020 Stifel Cross Sector Insight Conference

June 10, 2020

Safe Harbor Statement

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. The Company makes forward-looking statements in this presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to Aegion and on management's beliefs, assumptions, estimates or projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend, "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of Aegion's Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission on March 2, 2020, and in subsequently filed documents, and, in particular, the impact of the current COVID-19 virus outbreak and the evolving response thereto. In light of these risks, uncertainties and assumptions, the forward-looking events may not occur. In addition, Aegion's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, Aegion does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by Aegion from time to time in Aegion's filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by Aegion in this presentation are qualified by these cautionary statements.

About Non-GAAP Financial Measures

Aegion has presented certain information in this presentation excluding certain items that impacted income, expense and earnings per share. Aegion management uses such non-GAAP information internally to evaluate financial performance for Aegion's operations because Aegion's management believes such non-GAAP information allows management to more accurately compare Aegion's ongoing performance across periods. As such, Aegion's management believes that providing non-GAAP financial information to Aegion's investors is useful because it allows investors to evaluate Aegion's performance using the same methodology and information used by Aegion management.

References to adjusted results for the periods referenced herein exclude charges in the respective periods, if applicable, related to the Company's restructuring activities, acquisition and divestiture-related activities, impairment of assets held for sale, project warranty accruals and impacts related to the Tax Cuts and Jobs Act.

Aegion Successfully Navigating Current Market Crisis, Well Positioned to Generate Long-Term Shareholder Value

Aegion's core municipal water and wastewater market remains healthy, with 1H'20 YOY total market growth projected, despite crisis.

Teams performing well operationally with scale and national footprint providing differentiation and opportunities for market expansion.

Cash collections remain strong and enhanced liquidity measures provide solid balance sheet for growth opportunities post-crisis.

Aegion differentiated as a small-cap specialty contractor investment well positioned to emerge from crisis stronger and with multiple growth catalysts.

Market Leading Brands Drive Stable, Recurring Revenue Streams through Protection & Rehab of Critical Infrastructure

INFRASTRUCTURE SOLUTIONS



Primarily serves
MUNICIPAL WATER & WASTEWATER MARKETS
through trenchless pipe rehabilitation solutions

CORROSION PROTECTION



Primarily serves
MIDSTREAM OIL & GAS PIPELINE MARKETS
through corrosion prevention and management

ENERGY SERVICES



Primarily serves
WESTERN U.S. REFINERY MARKET
through industrial facility maintenance offerings

2019 SEGMENT CONTRIBUTIONS



Consolidated Revenues
Adjusted Operating Income*
27%
49%
24%
13%
6%
81%
Infrastructure Solutions
Corrosion Protection
Energy Services

*Total operating segment income excludes corporate expenses.

Insituform
MTC
corrpro
BRINDERSON
FIBRWRAP
FYFE
united
COATING SERVICES
AllSafe
SCHULTZ
Underground Solutions
P2S
ServTech

Executing Well on Swift and Focused Response to Mitigate Market Disruptions and Uncertainty

SAFETY AS AEGION'S TOP PRIORITY

- Revamped safety processes to reduce spread of COVID-19
- Early and robust safety response differentiated Aegion businesses, garnering praise from local authorities
- YTD safety incidents down YOY

LEVERAGING MARKET COVERAGE TO ADAPT TO CUSTOMER NEEDS

- Overcommunication with customers early in crisis kept crews working
- National footprint and scale enable broader redeployment of crews to maintain strong utilization
- Adapting to changing needs to deliver new or modified service offerings during crisis

DELIVERING OPERATIONAL EXCELLENCE

- Cornerstone Insituform business delivered Q1 YOY gross margin increases, despite crisis disruptions
- Corrpro North America Q2 utilization trends showing significant improvement following restructuring
- In 1H'20 Energy Services has secured new Rocky Mountain opportunities

AGGRESSIVE CASH SAVING & ENHANCED LIQUIDITY MEASURES

- Implemented Q2 salary reductions, furloughs and other cost savings initiatives
- Growing confidence in ability to navigate crisis has resulted in softening of more aggressive measures
- Successful bank facility amendment significantly expands borrowing capacity

Aegion an Attractive Investment to Emerge Stronger, Deliver Long-Term Value Creation

NEAR TERM

- Strong core municipal market fundamentals with solid Q2 orders and multiple signs of funding stability
- Oil & gas fundamentals mixed though Corrpro compliance business gaining strength and improving operationally; UPS and Coating Services businesses a tale of two hemispheres
- Refinery maintenance temporarily suppressed by reduced fuel demand due to 'stay at home' orders but successful Rocky Mountain expansion efforts offering new opportunities
- 5/31/20 ending backlog higher than prior year
- Strong cash collections drove a $45M increase in 5/31/20 global cash balance since 3/31/20
- Aegion maintaining Q2'20 adjusted EPS outlook of $0.20 - $0.30

LONG TERM

- Gaining more confidence in Aegion's ability to emerge stronger from the crisis; Currently refining longer-term outlook
- Continuing to advance efforts to broaden municipal market offerings to meet long-term demand trends, which drive the lion's share of Aegion's earnings
- Using lessons learned from COVID crisis to drive more focus and operating leverage
- Leveraging Aegion's strengths to take advantage of market opportunities and deliver profitable and sustainable growth


ENERGY SERVICES
CORROSION PROTECTION
INFRASTRUCTURE SOLUTIONS
RECOGNIZED MARKET SCALE & LEADERSHIP
ENGINEERING, TECHNOLOGY & INNOVATION
STRONG CASH FLOWS
STABLE MARKET POSITIONING AND REVENUE STREAMS

Appendix

Reconciliation of Adjusted Non-GAAP Measures

For the Year Ended December 31, 2019

(in thousands)	Infrastructure Solutions	Corrosion Protection	Energy Services	Corporate	Consolidated Aegion Corporation
Operating Income (Loss), as reported (GAAP)	$ 42,079	$ (5,635)	$ 9,740	$ (35,211)	$ 10,973
Items Affecting Comparability:					
Restructuring Charges[1]	7,547	7,676	1,661	5,227	22,111
Impairment of Assets Held for Sale[2]	17,617	2,950	—	2,860	23,427
Acquisition/Divestiture Related Expenses[3]	1,054	128	—	2,193	3,375
Warranty Accrual[4]	4,429	—	—	—	4,429
Tax Cuts and Jobs Act[5]	—	—	—	63	63
Operating Income (Loss), as adjusted (Non-GAAP)	$ 72,726	$ 5,119	$ 11,401	$ (24,868)	$ 64,378

[1] Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $2,338 primarily related to inventory write offs; (ii) pre-tax restructuring charges for operating expenses of $10,743 primarily related to wind-down expenses, fixed asset disposals and other restructuring-related charges; and (iii) pre-tax restructuring and related charges of $9,030 related to employee severance, extension of net benefits, employment assistance programs and early lease and contract termination costs.

[2] Includes non-GAAP adjustments related to the impairment of held for sale assets (CIPP operations in Australia, Spain and the Netherlands, Corrpower, United Mexico and parcels of land located near the Company's corporate headquarters).

[3] Includes non-GAAP adjustments for expenses incurred primarily in connection with the Company's planned divestiture of its held for sale operations.

[4] Includes non-GAAP adjustments for estimated project remediation charges related to a cured-in-place pipe project in the North American operations of Infrastructure Solutions.

[5] Includes non-GAAP adjustments related to professional fees resulting from the Tax Cuts and Jobs Act.

AEGION

Stronger. Safer. Infrastructure.

2020 Stifel Cross Sector Insight Conference

June 10, 2020